UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2022

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 24th Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BXMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 19, 2022, the Board of Directors (the “Board”) of Blackstone Mortgage Trust, Inc. (the “Company”) adopted resolutions amending and restating the Company’s bylaws (as amended and restated, the “Sixth Amended and Restated Bylaws”). The Sixth Amended and Restated Bylaws remove certain historical exemptions from the Maryland Control Share Acquisition Act that were granted to Veqtor Finance Company, LLC (“Veqtor”) and W. R. Berkley Corporation (“Berkley” and, together with Veqtor, the “Legacy Investors”) in connection with investments they made in the Company when it was still known as Capital Trust, Inc. In addition, the Sixth Amended and Restated Bylaws implement certain non-substantive administrative and conforming changes.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, a version of the Sixth Amended and Restated Bylaws that has been marked to show changes from the bylaws that were previously in effect is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Matters.

Effective on October 19, 2022, the Board also repealed its prior exemption from the provisions of the Maryland Business Combination Act (the “Act”) of any “business combination” between the Company and Veqtor. In addition, Berkeley no longer owns the shares of the Company’s class A common stock pursuant to which it otherwise would have become an “interested stockholder” under the Act if our Board had not approved in advance the issuance of such shares to Berkeley. Thus, the Legacy Investors are again subject to applicable provisions of the Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Sixth Amended and Restated Bylaws of Blackstone Mortgage Trust, Inc.

3.2	Sixth Amended and Restated Bylaws of Blackstone Mortgage Trust, Inc. (marked)

104	Cover page Interactive data file (embedded with in the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.

Date: October 21, 2022	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Chief Legal Officer and Secretary